SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                             AMENDMENT NO. 1 TO

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of report:   July 26, 1994
     (Date of earliest event reported)


                              HANNAFORD BROS. CO.

            (Exact name of registrant as specified in its charter)


             Maine                  1-7603          01-0085930
(State or other jurisdiction of    (Commission    (I.R.S. Employer
 incorporation or organization)     File No.)    Identification No.)


               145 Pleasant Hill Road, Scarborough, Maine  04074
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number:    (207)  883-2911

     This Amendment No. 1 relates to a Current Report on Form 8-K filed on or around August 5, 1994 concerning an acquisition by the Registrant of a chain of 20 supermarkets operating in North Carolina and South Carolina under the trade name of Wison's Supermarkets.

Item 7.  Financial Statements and Exhibits.

   (a)  Financial Statements of the Businesses Acquired.

        Pursuant to Item 7 (a) (4) of Form 8-K, the Registrant is filing the following additional financial statements for the acquired business. These statements supplement those filed earlier on Form 8-K and are incorporated by reference to Item 7 (b) of this report, specifically pages F-2 and F-7.

    Combined Balance Sheet of Boney Wilson & Sons, Inc. and Wilson Brothers Partnership as of June 18, 1994.

    Combined Statement of Earnings of Boney Wilson & Sons, Inc.
    for the period January 1, 1994 to June 18, 1994.

   (b)  Pro Forma Financial Information.

        Pursuant to Item 7 (a) (4) of Form 8-K, the Registrant is filing the following pro forma financial information relating to the acquired business.

The following statements are located at Pages F-2 through F-8 of this report:

   Pro Forma Condensed Balance Sheet as of July 2, 1994.

   Notes to Pro Forma Balance Sheet.

   Pro Forma Condensed Statement or Earnings for the year ended
   January 1, 1994.

   Notes to Pro Forma Statement or Earnings for the year ended
   January 1, 1994.

   Pro Forma Condensed Statement or Earnings for the six-months ended July 2, 1994.

   Notes to Pro Forma Statement or Earnings for the six-months ended July 2, 1994.

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HANNAFORD BROS. CO.




Date:  September 30, 1994              By:  s/Charles H. Crockett
                                            Charles H. Crockett
                                            Assistant Secretary

                      HANNAFORD BROS. CO. & SUBSIDIARIES

                      PRO FORMA FINANCIAL STATEMENT INDEX


Description                                                   Page

   Pro Forma Condensed Balance Sheet as of July 2, 1994       F-2

   Notes to Pro Forma Balance Sheet                           F-4

   Pro Forma Condensed Statement of Earnings for
   the year ended January 1, 1994                             F-5

   Notes to Pro Forma Condensed Statement of Earnings
   for the year ended January 1, 1994                         F-6

   Pro Forma Condensed Statement of Earnings for
   the six-months ended July 2, 1994                          F-7

   Notes to Pro Forma Condensed Statement of Earnings
   for the six months ended July 2, 1994                      F-8

HANNAFORD BROS. CO. AND SUBSIDIARIES
PRO FORMA CONDENSED BALANCE SHEET


The following pro forma condensed balance sheet combines the consolidated balance sheet for Hannaford Bros.
Co. and Subsidiaries as of July 2, 1994 and the combined balance sheet for Boney Wilson & Sons, Inc. and
Wilson Brothers Partnership (Boney Wilson & Sons, Inc. -- Combined Entities) as of June 18, 1994 after giving effect to the adjustments described in Note A below.

This pro forma condensed balance should be read in conjunction with the financial statements and related notes of Boney Wilson & Sons, Inc. --Combined Entities included elsewhere in this filing and Hannaford Bros.
Co. and Subsidiaries' Form 10-Q dated July 2, 1994.

                               Hannaford Bros.        Wilson's
                                Co. as of              as of               Pro forma           Combined
                               July 2, 1994         June 18, 1994         Adjustments          Pro forma
                                (Unaudited)          (Unaudited)          (Unaudited)         (Unaudited)

Current assets:
  Cash                        $110,717,768         $  3,999,187         $(112,454,504) (1)    $  2,262,451
  Accounts receivable, net      15,944,189               19,285             1,137,546  (2)      17,101,020
  Deposits                                            4,570,299                                  4,570,299
  Inventory                    119,415,586            7,422,428             1,438,575  (3)     128,276,589
  Prepaid expenses               4,980,641               87,030                                  5,067,671
  Deferred income taxes          7,350,000                                                       7,350,000

      Total current assets     258,408,184           16,098,229                                164,628,030

Property, plant and
equipment, net                 444,119,618           31,333,689             7,432,464  (4)     482,885,771

Leased property                 53,529,590            1,272,486                                 54,802,076

Investment in financing leases   1,770,728              175,953                                  1,946,681

Other assets                    50,578,189              543,668            66,537,454  (5)     117,659,311

        Total assets          $808,406,309         $ 49,424,025                               $821,921,869
/TABLE

                               Hannaford Bros.        Wilson's
                                Co. as of              as of                 Pro forma         Combined
                               July 2, 1994         June 18, 1994          Adjustments        Pro forma
                               (Unaudited)           (Unaudited)           (Unaudited)        (Unaudited)

Current liabilities:
  Current maturities of long-
  term debt                       $  6,467,480         $   101,511           900,000 (6)      $  7,468,991
  Obligations under capital leases   1,318,729              15,895                               1,334,624
  Accounts payable-trade            74,903,093           3,311,788                              78,214,881
  Other accrued expenses            44,734,349           1,172,870                              45,907,219
  Income taxes                       3,780,857                                                   3,780,857

        Total current liabilities  131,204,508           4,602,064                             136,706,572

Deferred income tax liabilities     22,765,133                                                  22,765,133

Other liabilities                   20,156,977           1,145,602          (722,724)(7)        20,579,855

Long term debt                     149,900,735             547,279         3,600,000 (6)       154,048,014

Obligations under capital leases    63,198,017           1,443,339                              64,641,356

Common Stock                        31,140,671             133,760           (64,127)(8)(9)     31,210,304
Additional paid-in capital         105,459,906                             1,930,367 (8)       107,390,273
Preferred stock purchase rights        415,209                                                     415,209
Retained earnings                  284,165,153          40,553,949       (40,553,949)(1)(7)(9) 284,165,153

Partners' capital                                          998,032          (998,032)(9)

    Total shareholders' equity     421,180,939          41,685,741                             423,180,939

    Total liabilities and
       shareholders' equity       $808,406,309        $ 49,424,025                            $821,921,869

/TABLE

NOTES TO PRO FORMA BALANCE SHEET

A. The adjustments to the pro forma balance sheet assume the acqui-sition of Boney Wilson & sons, Inc.--Combined Entities by
Hannaford Bros. Co. was consummated on July 2, 1994.

The following adjustments have been provided in connection with the acquisition pursuant to Accounting Principles Board Opinion Number 16:

1. Adjustment to number the cash payment in acquiring Boney Wilson & Sons,. Inc.--Combined Entities of $112,401,788 and elimination of Wilson's Brothers Partnership cash balance totalling $52,716 not acquired.

2. Adjustment to record certain receivables previously accounted for on the cash basis by Boney Wilson & Sons,Inc.--Combined Entities.

3.  Elimination of Boney Wilson & Sons, Inc.--Combined Entities'
    LIFO reserve to adjust the inventory to fair market value.

4.  Adjustment to reflect the cost of Boney Wilson & Sons, Inc.
    --Combined Entities' fixed assets to their fair market value of $38,766,153.

5.  Adjustment for goodwill and similar assets.

6. Adjustment to record promissory note incurred to finance a portion of the acquisition of Boney Wilson & Sons, Inc.--Com-bined Entities of $4,500,000; the portion due within the next twelve months is $900,000.

7. Elimination of a Boney Wilson & Sons, Inc.--Combined Entities' deferred compensation plan not assumed by Hannaford Bros. Co.

8.  Adjustments to reflect the issuance of Hannaford Bros. Co.
    common stock totalling $2,000,000 in conjunction with the purchase of Boney Wilson & Sons, Inc.-- Combined Entities.

9. Elimination of Boney Wilson & Sons, Inc.--combined Entities' equity accounts.

HANNAFORD BROS. CO. AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENT OF EARNINGS


The following pro forma condensed statement of earnings combines the consolidated statement of earnings for
Hannaford Bros. Co. and Subsidiaries for the year ended January 1, 1994 and the combined statement of earnings for Boney Wilson and Sons, Inc.--Combined Entities for the year ended December 31, 1993 after giving effect to the pro forma adjustments described in Note B below.

This pro forma condensed statement of earnings should be read in conjunction with the financial statements and related notes of Boney Wilson & Sons, Inc. --Combined Entities included elsewhere in this filing and
Hannaford Bros. Co. and Subsidiaries' Form 10-K dated January 1, 1994.  This statement does not purport to be indicative of the results which actually would have occurred had the acquisition been made on or prior to
January 3, 1993.

                            Hannaford Bros.            Wilson's
                              Co. for the              for the
                               year ended             year ended          Pro forma           Combined
                            January 1, 1994       December 31, 1993      Adjustments          Pro forma
                                                                         (Unaudited)         (Unaudited)

Net sales and other revenues   $2,054,889,006       $187,851,502                              $2,242,740,508
Expenses:
  Cost of goods sold            1,543,931,999        150,048,755             35,796 (5)        1,694,016,550
  Selling, general and admin-
   istrative expenses             399,436,896         26,105,572          3,651,855 (1) (3)      429,194,323

  Interest expense, net            19,336,831           (113,449)         4,237,282 (2) (3)       23,460,664

       Total operating
         expenses               1,962,705,726        176,040,878                               2,146,671,537

       Earnings before
         income taxes              92,183,280         11,810,624                                  96,068,971

Income taxes                       37,578,032                             1,583,808 (4)           39,161,840
  Earnings before
   cumulative effect of
   change in accounting
   principle                       54,605,248         11,810,624                                  56,907,131

Cumulative effect to January 3,
1993 of change in income tax
accounting                          2,100,000                                                      2,100,000

      Net earnings             $   56,705,248       $ 11,810,624                              $   59,007.131

Per share of common stock:
   Earnings before cumulative
   effect of change in accounting
   principle                             1.33                                                           1.38

   Cumulative effect to January 3,
   1993 of change in income tax
   accounting                             .05                                                            .05

       Net earnings                     $1.38                                                          $1.43

Weighted average number of shares
   outstanding                     41,049,000                                                     41,141,844

/TABLE

NOTES TO PRO FORMA STATEMENT OF EARNINGS



B. The adjustments to the pro forma statement of earnings assume the acquisition of Boney Wilson & Sons, Inc.---Combined Entities stores by Hannaford Bros. Co. was consummated on January 3, 1993.

The following adjustments have been provided in connection with the acquisition pursuant to Accounting Principle Board Opinion
Number 16:

1. Elimination of the current year's deferred compensation of $111,835 recorded Boney Wilson & Sons, Inc.--Combined Entities which was not assumed by Hannaford Bros. Co.

2. Additional interest expense of $270,000 resulting from the issuance of a promissory note at applicable rates and additional interest expense of $33,219 resulting from imputation of interest on non-compete agreements.

3. a. Additional amortization expense of $3,484,921 on goodwill and similar assets. Goodwill and similar assets are being amortized over periods ranging from 5 to 20 years.

    b. Additional depreciation expense of $278,769 on equipment purchased which is being depreciated over periods of 1.5 to 30 years.

    c. Reduction of interest income of $3,934,063 resulting from reduced investment balances at applicable rates.

4.  Adjustment to income taxes for revised net income.

5. Elimination of the current year's LIFO charge recorded by Boney Wilson & Sons, Inc.-- Combined Entities.

HANNAFORD BROS. CO. AND SUBSIDIARIES
PRO FORMA CONDENSED STATEMENT OF EARNINGS



The following pro forma condensed statement of earnings combines the consolidated statement of earnings for
Hannaford Bros. Co. and Subsidiaries for the six months ended July 2, 1994 and the combined statement of earnings for Boney Wilson & Sons, Inc.--Combined Entities for the period from January 1, 1994 to June 18,
1994 after giving effect to the pro forma adjustments described in Note C below.

This pro forma condensed statement of earnings should be read in conjunction with the financial statements and related notes of Boney Wilson & Sons, Inc.--Combined Entities included elsewhere in this filing and
Hannaford Bros. Co. and subsidiaries' Form 10-Q dated July 2, 1994.  This statement does not purport to be indicative of the results which actually would have occurred had the acquisition been made on or prior to
January 2, 1994.

                                    Hannaford
                                    Bros. Co.       Wilson's for the
                                   for the six        period from
                                   months ended     January 1, 1994 to       Pro forma        Combined
                                   July 2, 1994       June 18, 1994         Adjustments      Pro forma
                                   (Unaudited)        (Unaudited)           (Unaudited)     (Unaudited)

Net sales and other revenues       $1,057,293,871    $   94,081,926                           $1,151,375,797

Expenses:
   Cost of goods sold                 797,416,478        74,568,130             (7,012)(5)       871,977,596
   Selling, general and admini-
     strative expenses                205,485,629        14,072,849          1,819,560 (1) (3)   221,378,038

   Interest expense, net                9,945,285           (15,830)         2,286,014 (2) (3)    12,215,469

      Total operating
       expenses                     1,012,847,392        88,625,149                            1,105,571,103

      Earnings before
       income taxes                    44,446,479         5,456,777                               45,804,694

Income taxes                           17,978,783                              549,404 (4)        18,528,187

      Net earnings                $    26,467,696     $   5,456,777                            $  27,276,507

      Net earnings per
        share of common stock                $.64                                                       $.66

Weighted average number of shares
   outstanding                         41,389,123                                                 41,481,967

/TABLE

NOTES TO PRO FORMA STATEMENT OF EARNINGS



C. The adjustments to the pro forma statement of earnings assume the acquisition of Boney Wilson & Sons, Inc.---Combined Entities stores by Hannaford Bros. Co. was consummated on January 2, 1994.

The following adjustments have been provided in connection with the acquisition pursuant to Accounting Principle Board Opinion
Number 16:

1. Elimination of the current year's deferred compensation of $51,714 recorded Boney Wilson & Sons, Inc.--Combined Entities which was not assumed by Hannaford Bros. Co.

2. Additional interest expense of $135,000 resulting from the issuance of a promissory note at applicable rates and additional interest expense of $15,380 resulting from imputation of interest on non-compete agreements.

3. a. Additional amortization expense of $1,731,888 on goodwill and similar assets. Goodwill and similar assets are being amortized over periods ranging from 5 to 20 years.

    b. Additional depreciation expense of $139,386 on equipment purchased which is being depreciated over periods of 1.5 to 30 years.

    c. Reduction of interest income of $2,135,634 resulting from reduced investment balances at applicable rates.

4.  Adjustment to income taxes for revised net income.

5. Elimination of the current year's LIFO charge recorded by Boney Wilson & Sons, Inc.-- Combined Entities.